SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) - June 23, 1997

           THE HARTFORD STEAM BOILER INSPECTION AND INSURANCE COMPANY
             (Exact name of registrant as specified in its charter)

            Connecticut                  0-13300               06-0384680
          (State or other             (Commission            (IRS Employer
     jurisdiction of incorporation)   File  Number)        Identification No.)

               One State Street, Hartford, Connecticut 06102-5024
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code - (860-722-1866)




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Item 5.  Other Events

On June 23, 1997, The Hartford Steam Boiler Inspection and Insurance Company (the Company) issued a press release announcing that shareholders voted to approve an Agreement and Plan of Share Exchange in connection with the formation of a revised holding company structure. Included herewith as Exhibit 99 is the Company's press release related to this announcement and such information is incorporated herein by reference.

Item 7.  Exhibits.

99.  The Company's press release dated June 23, 1997.











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     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the
     Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                      THE HARTFORD STEAM BOILER
                                               INSPECTION AND INSURANCE COMPANY



     Dated:  June 23, 1997         /s/  R. Kevin Price
                                        R. Kevin Price
                                        Senior Vice President and Corporate
                                        Secretary



























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